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                                                                 EXHIBIT 10.39.1

                               RELEASE OF CLAIMS
                               -----------------

     This Release of all Claims is given this ________ day of ____________________, 1996, by Placer Dome U.S. Inc., a California corporation ("PDUS") to and in favor of Inland Resources Inc., a Washington corporation formerly doing business as Inland Gold and Silver Corp. ("Inland") and is based upon the following facts and circumstances:

     1. Inland owns certain unpatented mining claims and leases other unpatented mining claims from Independence Mining Company, Inc., which claims comprise a mining project located in Lander County, Nevada, commonly referred to as the Toiyabe Project ("Project").

     2. PDUS entered into a letter agreement and amendments thereto with Inland pursuant to which PDUS was to purchase Inland's interests in the Project from Inland upon certain terms and conditions.

     3. Pursuant to the letter agreement, as amended, PDUS was given an opportunity to investigate the condition of the Project and to conduct any environmental studies which PDUS determined were necessary for its purposes.

     4. PDUS has concluded its investigation of the Project and, even though the investigation has disclosed some environmental conditions which must be addressed, it is willing, ready and able to proceed with its purchase of the Project.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, PDUS does hereby release, acquit and forever discharge Inland and any of its agents, representatives, attorneys, successors and assigns of and from any and all actions, causes of action, claims, demands, costs, expenses, and without limitation to the foregoing, any and all claims or causes of action whatsoever existing in the undersigned on account of or in any way growing out of or in connection with the condition of the Project.

     The undersigned representative of PDUS has full authority to execute this Release on behalf of PDUS. The undersigned further declares that this entire Release has been carefully read, that the contents hereof are fully known and understood, and that the same is signed as a free and voluntary act of each of the undersigned.

     DATED this _____ day of ____________________, 1996.

                                             PLACER DOME U.S., INC. a California
                                             corporation


                                             By
                                               ---------------------------------

                                               Its
                                                  ------------------------------

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                         CERTIFICATE OF ACKNOWLEDGEMENT


STATE OF ____________________ )
                              )  ss.
COUNTY OF ___________________ )

     This instrument was acknowledged before me on ____________________________, 1996, by _______________________, on behalf of Placer Dome U.S. Inc.


                                       -----------------------------------------
                                       NOTARY PUBLIC


                                       (My Commission Expires:_________________)

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